Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

CHAT	Roundhill Generative AI & Technology ETF (the “Fund”)

listed on NYSE Arca, Inc.

June 29, 2026

Supplement to the Summary Prospectus and Prospectus,

each dated August 29, 2025

Notwithstanding anything to the contrary in the Fund's Prospectus:

1. Under the heading “Principal Investment Strategies”, the fifth paragraph under the section entitled “Portfolio Construction” is hereby deleted in its entirety and replaced with the following:

The Fund’s portfolio will generally consist of between 25 and 50 securities. The Fund may also invest in securities offered in an initial public offering ("IPO") or in companies that have recently completed an IPO. The Fund may invest in foreign securities directly or indirectly via depositary receipts (e.g., American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)).

2. The following risk is added after “Foreign Securities Risk” under the heading “Principal Investment Risks”

IPO Risk. The Fund may invest in securities offered in an IPO or in companies that have recently completed an IPO. The market value of IPO shares can have significant volatility due to factors such as the absence of a prior public market, unseasoned trading, a small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs, and the Fund may lose money on an investment in such securities.

3. The following risk is added after “Foreign Securities Risk” under the heading “Principal Risks of Investing in the Fund” in the section entitled “ADDITIONAL INFORMATION ABOUT THE FUND”:

IPO Risk. The Fund may invest in securities offered in an IPO or in companies that have recently completed an IPO. The market value of IPO shares can have significant volatility due to factors such as the absence of a prior public market, unseasoned trading, a small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs, and the Fund may lose money on an investment in such securities.

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Please retain this Supplement with your Prospectus and Summary Prospectus for future reference.